EXHIBIT 10.?

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is entered into and effective as of April 22, 2002, by and between ARGOSY INTERNATIONAL, LTD, a Turks and Caicos Islands corporation (the "SHAREHOLDER"), TITANIC EXPLORATIONS LIMITED (BVI), a British Virgin Islands company ("TEL"), DANEPATH LTD., a United Kingdom company ("DL") and CLIP 'N PIERCE FASHIONS, INC., a Delaware corporation ("CNP" or the "COMPANY")

1.  RECITALS

         This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

     1.1 The SHAREHOLDER is the owner of 200 shares of the common stock of TEL which represent all of the issued and outstanding shares of the common stock of TEL (the "TEL Shares").

     1.2 The SHAREHOLDER is also the owner of 100 shares of common stock of DL which represents all of the issued and outstanding shares of common stock of DL (the "DL Shares").

     1.3 TEL desires to issue a total of 2,333,334 shares of its common stock (the "CNP Shares") to the SHAREHOLDER, or its assigns, in exchange for both the TEL Shares and the DL Shares.

     1.4 The SHAREHOLDER desires to exchange both the TEL Shares and the DL Shares for the CNP Shares in accordance with the terms and conditions of this Agreement.

     1.5 TEL and DL desire that this transaction be consummated.


2.  EXCHANGE AND ISSUANCE OF SHARES

     2.1 Exchange of CNP Shares: CNP shall exchange and deliver to the SHAREHOLDER, a total of 2,333,334 restricted shares of CNP common stock with 99% of the CNP Shares being allocated for the TEL Shares and 1% for the DL Shares.

     2.2 Exchange of TEL Shares: At the Closing, the SHAREHOLDER shall exchange and deliver to CNP a total of 200 shares of TEL common stock which represent one hundred percent (100%) of the issued and outstanding shares of TEL and a total of 100 Shares of DL common stock which represent one hundred percent (100%) of the issued and outstanding shares of DL.



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



     2.3 Nature of CNP Shares: The SHAREHOLDER shall be issued the CNP Shares which unless otherwise contractually restricted, shall be subject to a one (1) year holding period before the CNP Shares are eligible for sale in the U.S. public market. The sale of the CNP Shares will be further limited by the resale provisions of SEC Rule 144.

     2.4 Restricted Nature of CNP Shares: Notwithstanding the one (1) year holding period for the CNP Shares, if the SHAREHOLDER becomes an "affiliate<-1-34> or "control person" of CNP, it will be subject to certain limitations with respect to the sale of its CNP Shares. Accordingly, as a result of such a designation, the sale of the CNP Shares will be limited by SEC Rule 144.

     2.5 Private Sale Acknowledgment: The parties acknowledge and agree that the exchange and issuance of the CNP Shares is being undertaken as a private sale pursuant to Section 4(2) of the Securities Act of 1933, as amended and the Delaware General Corporation Law and is not being transacted via a broker-dealer and/or in the public market place.

     2.6 Status of Present Share  Ownership and  Contemplated  Share Issuance by
CNP: The parties hereto acknowledge and agree that upon the issuance of the CNP Shares, and upon the Closing of the share exchange contemplated by this Agreement, that the following will be the resulting share ownership of CNP:

         Name                           No. Shares     % Ownership

1.       Present CNP
         Shareholders                   8,400,000          78.26%

2.       TEL Shareholder
         and DL Shareholder              2,333,334         21.74%
                           TOTALS       10,733,334        100%
                                        ==========        =======


3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The COMPANY represents and warrants to the SHAREHOLDER, TEL and DL as follows:

     3.1 Organization: CNP is a corporation duly incorporated and validly existing under the laws of the State of Delaware and is in good standing with respect to all of its regulatory filings.

     3.2 Capitalization: The authorized capital of CNP consists of 50,000,000 common shares with a par value $.001 and with the exception of the common shares described in Paragraph 2.6, no common shares will have been validly authorized and issued by the COMPANY prior to the Closing of the contemplated share exchange.



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



     3.3 Financial Statements: CNP has furnished to the SHAREHOLDER, TEL and DL audited financial statements for the period ending December 31, 2001. That at the Closing the financial affairs of CNP will be materially the same as represented in the financial statements for the period ending December 31, 2001.

     3.4 Books and Records: All material transactions of CNP have been promptly and properly recorded or filed in or with its books and records and the Minute Book of CNP contains records of all meetings and proceedings of the shareholders and directors thereof.

     3.5 Legal Compliance: To the best of its knowledge, CNP is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which CNP is subject or which apply to it or any of its assets.

     3.6 Tax Returns: All tax returns and reports of CNP required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct and all taxes and governmental charges have been paid.

     3.7 Adverse Financial Events: CNP has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

     3.8 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of CNP threatened against or affecting CNP at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

     3.9 Employee Liabilities: CNP has no known liability to former employees or any liability to any governmental authorities with respect to current or former employees.

     3.10 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the articles or by-laws of CNP or of any agreement to which CNP is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by CNP and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of CNP.

     3.11 Validly Issued and Authorized Shares: That the CNP Shares will be validly authorized and issued by the COMPANY, they will be fully paid and non-assessable and they will be issued in full compliance with all federal and state securities laws.

     3.12 Restrictive Legend: That the CNP Shares will have a restrictive legend imposed thereon identifying them as "Restricted Shares" which are subject to the conditions and limitations of SEC Rule 144 with respect to their sale in the U.S. public market place.


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



     3.13 Corporate Authority: The officers or representatives of the COMPANY executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Board of Directors of the COMPANY.


4.   REPRESENTATIONS OF SHAREHOLDER, TEL AND DL

     The SHAREHOLDER, TEL and DL collectively and individually hereby represent and warrant to CNP as follows:

     4.1 Share Ownership: That the SHAREHOLDER is the owner, beneficially and of record, of the TEL Shares and the DL Shares and said shares are free and clear of all liens, encumbrances, claims, charges and restrictions.

     4.2 Transferability of TEL Shares and DL Shares: That the SHAREHOLDER has full power to transfer the TEL Shares and the DL Shares to CNP without obtaining the consent or approval of any other person or governmental authority.

     4.3 Validly Issued and Authorized Shares: That the TEL Shares and the DL Shares are validly authorized and issued, fully paid, and nonassessable, and the TEL Shares have been so issued in full compliance with all securities laws of the British Virgin Islands and that the DL Shares have been so issued in full compliance with all securities laws of the United Kingdom.

     4.4 Organization: TEL is a corporation duly incorporated and validly existing under the laws of the British Virgin Islands and is in good standing with respect to all of its regulatory filings, and DL is a corporation duly incorporated and validly existing under the laws f the United Kingdom and is in good standing with respect to all of its regulatory filings.

     4.5 Capitalization: The authorized capital of TEL consists of 50,000 common shares with a par value of $1.00 and of which 200 common shares are issued and outstanding as fully paid and non-assessable shares. The authorized capital of DL consists of ________ common shares with a par value of $_______ and of which 100 common shares are issued and outstanding as fully paid and non-assessable shares.

     4.6 Financial Statements: TEL and DL have furnished to CNP financial statements for the period ending December 31, 2001. That at the Closing the financial affairs of TEL and DL will be materially the same as represented in these same financial statements.

     4.7 Books and Records: All material transactions of TEL and DL have been promptly and properly recorded or filed in or with its books and records and the Minute Books of TEL and DL contain records of all meetings and proceedings of the shareholders and directors thereof.

     4.8 Legal Compliance: TEL and DL are not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which TEL and DL are subject or which apply to them or any of their assets.

     4.9 Tax Returns: All tax returns and reports of TEL and DL required by law to be filed prior to the date hereof have been filed and are true, complete and correct and all taxes and governmental charges have been paid.

     4.10 Adverse Financial Events: TEL and DL have not experienced nor are they aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on their financial conditions.

     4.11 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of TEL or DL threatened against or affecting TEL or DL at law or in equity or before or by any federal, municipal or other governmental department, commission, board, bureau or agency.

     4.12 Employee Liabilities: TEL and DL have no liability to former employees or any liability to any government authorities with respect to current or former employees.

     4.13 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the Memorandum of Association of TEL or DL or of any agreement to which TEL or DL is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by TEL or DL and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of TEL or DL.

     4.14 No Liens: That TEL or DL have not received a notice of any assignment, lien, encumbrance, claim or charge against the TEL Shares or the DL Shares.

     4.15 Assets and Joint Venture of TEL: That TEL's assets include a proprietary library of research on shipwrecks which define the detail of their valuable cargo and which assets as specifically set forth in the TEL financial statements. Still further that TEL is a 50% participant in a joint venture established for the purpose of locating and recovering valuable cargo from various shipwrecks and that a copy of said Joint Venture Agreement has been provided to CNP.

     4.16 Assets and Business of DL: That DL is in the business of deep water exploration and owns and operates ships, Remote Operated Vehicles and employs a professional team who have collaborated in several successful maritime recovery projects. The nature and extent of these assets are specifically set forth in the DL financial statements.

     4.17 Corporate Authority: The officers or representatives of the SHAREHOLDER, TEL and DL executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of their respective Boards of Directors.

5.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER ALONE

     The SHAREHOLDER alone further represents and warrant to CNP as follows with respect to the CNP Shares:

     5.1 Financially Responsible: That it is financially responsible, able to meet its obligations and acknowledges that this investment will be speculative.

     5.2 Investment Experience: That it has had experience in the business of investments in one or more of the following: (i) investment experience with securities such as stocks and bonds; (ii) ownership of interests in partnerships, new ventures and start-up companies; (iii) experience in business and financial dealings; and that it can protect its own interests in an investment of this nature and they do not have an "Investor Representative", as that term is defined in Regulation D of the Securities Act of 1933 and do not need such an Investor Representative.

     5.3 Investment Risk: That it is capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all its investment capital and the lack of a liquid market, such that it may not be able to liquidate readily the investment whenever desired or at the then current asking price.

     5.4 Access to Information: That it has had access to the information regarding the financial condition of the COMPANY and it was able to request copies of such information, ask questions of and receive answers from the COMPANY regarding such information and any other information their desires concerning the CNP Shares, and all such questions have been answered to its full satisfaction.

     5.5 Private Transaction: That at no time was it presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

     5.6 Investment Intent: The CNP Shares are not being purchased with a view to or for the resale or distribution thereof and it has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

     5.7 Due Diligence: That the SHAREHOLDER shall have completed a due diligence review of the affairs of CNP and is satisfied with the results of that review.


6.   CLOSING, ESCROW HOLDER AND CONDITIONS TO CLOSING

     6.1 Exchange Closing: The closing of the share exchange as contemplated by this Agreement (the "Closing") shall take place in San Diego, California, at such time and place as may be agreed among by the parties, but in no event later than April 22, 2002, unless otherwise extended in writing by the parties.

     6.2 Appointment of Escrow Holder: The parties hereby appoint CARMINE J. BUA, III, ESQ. of San Diego, California as the Escrow Holder pursuant to this Agreement.

     6.3 Opinion of Counsel for CNP: SHAREHOLDER. TEL and DL shall have received an opinion from the legal counsel for CNP, in form and substance reasonably satisfactory to the SHAREHOLDER, TEL and DL, to the effect that:

1. CNP is a corporation duly organized and legally existing under the laws of the State of Delaware and is in good standing with respect to all of its regulatory filings, and

2. This Agreement when duly executed and delivered by CNP, constitutes a legal, valid and binding obligation of CNP enforceable against it in accordance with its terms, and

3. The CNP Shares delivered pursuant to the Agreement have been validly issued are fully paid and non-assessable, and

4. The CNP Shares have been legally and validly issued and are in compliance with all federal and state securities laws including but not limited to
     Section 4(2) of the Securities Act of 1933, as amended, and the Delaware General Corporation Law.

     6.4 Opinion of Counsel for SHAREHOLDER, TEL and DL: CNP shall have received an opinion from the legal counsel for the SHAREHOLDER, TEL and DL, in form and substance reasonably satisfactory to CNP, to the effect that:

1. TEL is a corporation duly organized and legally existing under the laws of the British Virgin Islands and is in good standing with respect to all of its regulatory filings, and

2. DL is a corporation duly organized and legally existing under the laws of the United Kingdom and is in good standing with respect to all of its regulatory filings, and

3. The TEL Shares and DL delivered pursuant to this Agreement have been validly issued, fully paid, non-assessable, and have been originally issued in full compliance with all securities laws of their respective regulatory agencies and jurisdictions.

4. The SHAREHOLDER has the full power to transfer the TEL Shares and the DL Shares to CNP without obtaining the consent or approval of anyother person or governmental agency.

5. TEL is a party to that certain Joint Venture Agreement, that TEL is not in breach of said Agreement and that except as disclosed in its financial statements, that there are no liens, encumbrances, claims or charges against TEL's interest in said Agreement or its other assets.

6. That except as disclosed in its Financial Statements, that that there are no liens, encumbrances, claims or charges against the assets of DL.

     6.5 Escrow Conditions and Closing: Prior to the Closing the following will be required:

1. Delivery of TEL Shares and DL Shares: The SHAREHOLDER shall deliver to the Escrow Holder the certificate or certificates representing the 200 TEL Shares registered in the name of TEL, and the 100 DL Shares registered in the name of DL, duly endorsed for transfer accompanied by a duly executed assignments of the TEL Shares and the DL Shares to CNP.

2. Delivery of CNP Shares: CNP shall deliver to the Escrow Holder a total of 2,333,334 of the CNP Shares registered in the name of the SHAREHOLDER.

3. Delivery of Certificates of Good Standing: Each party shall deliver to the Escrow Holder a current Certificate of Good Standing issued by the Secretary of State or appropriate agency of its respective jurisdiction.

4. Requisite Corporate Resolutions: Each party shall deliver to the Escrow Holder certified copies of resolutions from their respective Boards of Directors authorizing the subject transaction.

5. Satisfactory Completion of Due Diligence: Each party shall deliver to the Escrow Holder written notice that it has completed its due diligence investigation and is satisfied with the results of such investigation.

6. Legal Opinions and Documents: Both parties shall deliver to the Escrow Holder such legal opinions and other documents as are required by the terms and conditions of the Agreement.

     6.6 Close of Transaction: The subject transaction shall "close" upon the satisfaction of the above conditions.

     6.7 Notices: All notices given pursuant to this Agreement must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission to the Escrow Holder the parties as set forth below. Any party hereto may by notice so given change its address for any future notices:

ESCROW HOLDER:             CARMINE J. BUA, ESQ.
                           3838 Camino Del Rio North, Suite 333
                           San Diego, CA 92108
                           Phone: (619) 280-8000    Fax: (619) 280-8001

SHAREHOLDER

TEL and DL:

CNP:                       CARMINE J. BUA, ESQ.
                           3838 Camino Del Rio North, Suite 333
                           San Diego, CA 92108
                           Phone: (619) 280-8000    Fax: (619) 280-8001


7.   COOPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

     7.1 Cooperation of Parties: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

     7.2 Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in San Diego, California according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of the State of Delaware.

     7.3 Interpretation of Agreement: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

     7.4 Modification of Agreement: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

     7.5 Attorney Fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     7.6 Entire Agreement: This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

     7.7 Counterparts: This Agreement may be signed in one or more counterparts.

     7.8 Facsimile Transmission Signatures: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

                                   SHAREHOLDER
                                   RGOSY INTERNATIONAL, LTD.


DATED: April 22, 2002                 BY:/s/ Graham D. Jessop
                                        ----------------------------
                                         GRAHAM D. JESSOP
                                         President


                                   TITANIC EXPLORATIONS LIMITED (BVI)


DATED: April 22, 2002                 BY:/s/ Graham D. Jessop
                                        ----------------------------
                                         GRAHAM D. JESSOP
                                         President


                                   DANEPATH LTD.


DATED: April 22, 2002                 BY:/s/ Graham D. Jessop
                                        ----------------------------
                                         GRAHAM D. JESSOP
                                         President


                                   CLIP 'N PIERCE FASHIONS, INC.


DATED: April 22, 2002                 BY:/s/ Graham D. Jessop
                                        ----------------------------
                                         GRAHAM D. JESSOP
                                         President


DATED: April 22, 2002                 BY:/s/ Carmine J. Bua, III
                                        ----------------------------
                                         CARMINE J. BUA, III
                                         Assistant Secretary and General Counsel